                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 20, 1998
                             -----------------------
                                 Date of Report
                             (Date of earliest event
                                    reported)



                                 INCONTROL, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                    0-24540                       91-150619
   -----------------           --------------------          ------------------
    (State or Other            (Commission File No.)            (IRS Employer
      Jurisdiction                                           Identification No.)
   of Incorporation)

              6675 - 185TH AVENUE, N.E., REDMOND, WASHINGTON 98052
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (206) 861-9800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

                ISSUANCE OF SERIES B CONVERTIBLE PREFERRED STOCK

        On April 20, 1998, InControl, Inc. (the "Company") sold and issued 7,500 shares (the "Series B Shares") of newly created Series B Convertible Preferred Stock (the "Series B Stock") to two institutional investors (the "Series B Investors"). The Series B Shares were issued and sold pursuant to the provisions of Regulation D promulgated by the Securities and Exchange
Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). The aggregate offering price of the Series B Shares was $7,500,000, based on a per share price of $1,000.

                        DESCRIPTION OF THE SERIES B STOCK

      The following description of the Series B Stock is a summary, does not purport to be complete or to give a complete description of the rights and preferences of the Series B Stock, and is subject in all respects to the applicable provisions of law, and to the Certificate of Designations of the Series B Stock (the "Certificate of Designations"), which is filed hereto as
Exhibit 3.1, and is incorporated herein by reference.

DIVIDENDS

      The shares of Series B Stock accrue dividends of $50 per annum per share, payable quarterly in cash or in additional shares of Series B Stock, at the option of the Company. The Company's Board of Directors will determine, at the Board of Directors meeting immediately prior to each quarterly dividend payment date, whether to pay dividends on the outstanding shares of Series B Stock in cash or in additional shares of Series B Stock. The Company presently anticipates that, through at least the first two years following the issuance date, it will pay dividends in additional shares of Series B Stock.

CONVERSION

      The Series B Stock is convertible into Common Stock of the Company, $.01 par value per share (the "Common Stock") as follows (subject to adjustments for stock splits, stock dividends, combinations, reclassifications and similar events and to adjustments resulting from certain failures by the Company to satisfy its obligations to the holders of the Series B Stock): (i) until July 20, 1998, each share of Series B Stock is convertible at a price per share (based upon the $1,000 value of each share of Series B Stock) of $7.91; (ii) from July 21, 1998 until January 15, 1999, each share of Series B Preferred Stock, together with accrued and unpaid dividends, is convertible at a price per share equal to the lesser of (a) 92.5% of the average of the two lowest sale prices of the Common Stock during the 12 trading days immediately prior to the conversion and (b) $7.6275 and (iii) thereafter, each share of Series B Preferred Stock, together with accrued and unpaid dividends, is convertible at a price per share equal to the lesser of (a) 87.5% of the average of the two lowest sale prices of the Common Stock during the 15 trading days immediately prior to the conversion and (b) $7.345. For purposes of determining the conversion price for the Series B Stock, the price for the Company's Common Stock will be determined from the first applicable among the following: (i) a national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock, (ii) Nasdaq, if Nasdaq constitutes the principal securities market for the Common Stock or (iii) the Nasdaq SmallCap Market, if the Nasdaq SmallCap Market constitutes the principal market for the Common Stock.

CONVERSION RESTRICTIONS

      Pursuant to the terms of the Certificate of Designations of the Series B Stock, the Series B Stock is convertible by each holder thereof only to the extent that the number of shares of Common Stock then owned by such holder and its related persons (not including shares underlying unconverted shares of Series B Stock) would not exceed 4.9% of the then outstanding shares of Common Stock as determined in accordance with Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended (the "Beneficial Ownership Restriction").
The Company is under no obligation to redeem shares of Series B Stock that are not convertible by reason of the Beneficial Ownership Restriction.

As a result of Nasdaq rules requiring stockholder approval for the issuance of certain securities, the number of shares of Common Stock issuable upon conversion of the shares of Series B Stock is limited to a maximum share amount equal to 20% of the number of shares of Common Stock outstanding at the time of issuance of the Series B Stock, which equals 3,769,000 shares (or such greater number as is permitted by the rules of Nasdaq) (the "Maximum Share Amount"), unless the stockholders of the Company approve the issuance of a greater number of shares (as required by Nasdaq) or Nasdaq waives the requirement of stockholder approval. If at any time after July 20, 1998, the number of shares issuable upon conversion of the Series B Stock (based upon the conversion price formula discussed above) exceeds the Maximum Share Amount, the holders of the Series B Stock may compel the Company to redeem that portion (on a pro rata basis) of their shares as would not have been convertible because of the Maximum Share Amount restriction. If requested by the holders of Series B Stock, the Company must redeem shares of Series B Stock at a price equal to the greater of (i) 115% of the purchase price and any accrued but unpaid dividends and (ii) the price that is equal to the number of shares issuable upon conversion of the Series B Stock, multiplied by the average of the closing bid price of the Common Stock for the previous five trading days or seek stockholder approval for the issuance of a greater number of shares.

      If the Company's stock price remains below $4.00 per share for a period of 10 consecutive trading days, the holders of Series B Stock will be precluded from converting shares of Series B Stock for a period of 30 days. Thereafter, so long as the price of the Company's Common Stock remains below $4.00 per share, the holders of Series B Stock will be precluded from converting more than 1,500 shares of Series B Stock per month.

      The following table sets forth the maximum and minimum number of shares of Common Stock issuable upon conversion of the outstanding shares of Series B Stock and the number of shares of Common Stock issuable assuming that the average of the two lowest sale prices of the Common Stock during the applicable measurement period immediately prior to the conversion is equal to each of the prices set forth in the left column of the table and that no additional shares of Series B Stock are issued in payment of dividends on the Series B Stock:

  Conversion of 7,500              Until            From July 21, 1998              After
shares of Series B Stock       July 20, 1998      until January 15, 1999       January 16, 1999
-------------------------      --------------     ----------------------       ----------------
 Maximum Number of Shares      948,167 shares         3,769,000 shares          3,769,000 shares

     Shares at $2.50           948,167 shares         3,243,243 shares          3,428,571 shares

     Shares at $5.00           948,167 shares         1,621,622 shares          1,714,286 shares

 Minimum Number of Shares      948,167 shares           983,284 shares          1,021,103 shares



OPTIONAL REDEMPTION

     Upon the occurrence of any of the events listed below ("Optional Redemption Events"), the holders of the Series B Stock may compel the Company to redeem all or any portion of the Series B Stock at a price equal to the greater of (i) 115% of the purchase price and any accrued but unpaid dividends and (ii) the price that is equal to the number of shares issuable upon conversion of the Series B Stock, multiplied by the average of the closing bid prices of the Common Stock for the previous five trading days. Optional Redemption Events are
(i) the delisting of the Common Stock from any national securities exchange, the Nasdaq or the Nasdaq SmallCap Market or the absence for five consecutive trading days of a closing bid price for the Common Stock on any one of such markets, (ii) the inability for 30 or more days of the Selling Stockholders to sell the shares pursuant to the Registration Statement on Form S-3 that the Company has filed with the SEC, (iii) the default by the Company of any material obligation to the holders of Series B Stock under the Subscription Agreements and the documents related thereto or the Certificate of Designations or the taking of any action without the consent of the holders of Series B
Stock that materially and adversely affects their rights, or (iv) certain business combinations entered into by the Company.

     The Company may, at its option and at any time, redeem all or a portion of the outstanding shares of Series B Stock at a price per share equal to the greater of: (i) 115% of the purchase price and any accrued but unpaid dividends and (ii) the price that is equal to the number of shares of Common Stock issuable upon conversion of the Series B Stock, multiplied by the average of the closing bid prices of the Common Stock for the previous five trading days. In addition, if at any time prior to April 4, 2001, the price of the Company's Common Stock exceeds $7.91 per share, or at any time later than April 4, 2001, the Company may redeem all (but not less than all) of the outstanding shares of Series B Stock at a price per share equal to $1,000 plus any accrued but unpaid dividends and interest.

VOTING AND LIQUIDATION

      Holders of Series B Stock have no voting rights. In the event of the dissolution, liquidation or winding up of the Company, the holders of Series
B Stock are entitled to receive out of the assets of the Company an amount per share equal to $1,000 plus any accrued but unpaid dividends and interest.

REGISTRATION RIGHTS AGREEMENT

      Pursuant to Registration Rights Agreements between the Company and the Series B Investors, the Company is required, by May 20, 1998, to file a registration statement on Form S-3 for the public resale of the Common Stock issuable upon conversion of Series B Stock. These Registration Rights Agreements are attached hereto as Exhibits 4.1 and 4.2. The rights and preferences of the Series B Stock are set forth in the Certificate of Designations attached hereto as Exhibit 3.1.

AMENDMENT TO RIGHTS AGREEMENT

      In connection with the sale of the Series B Shares, the Company amended the Rights Agreement, dated February 27, 1996, between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent (the "Rights Agreement"), to provide that holders of Series B Stock shall not be deemed to be the Beneficial Owner (as defined in the Rights Agreement) of the shares of Common Stock issuable upon conversion of Series B Stock until Series B Stock is converted into shares of Common Stock. The amendment to the Rights Agreement is attached hereto as Exhibit 4.3.


ADDITIONAL SHARES OF CONVERTIBLE PREFERRED STOCK

      In connection with the sale and issuance of the Series B Shares, the Company and one of the Series B Investors entered into a letter agreement (the "Letter Agreement"), pursuant to which such Series B Investor, at the option of the Company, will purchase up to $7.5 million of shares of Series C Convertible Preferred Stock, which shall have substantially the same rights and preferences as the Series B Stock and be sold and issued on substantially the same terms as the sale and issuance of the Series B Shares. The obligations of such Series B Investor under the Letter Agreement are subject to certain conditions as set forth in the Letter Agreement. The Letter Agreement is attached hereto as
Exhibit 10.1.


                            ISSUANCE OF COMMON STOCK

      Also, on April 20, 1998, the Company sold and issued 400,000 shares of Common Stock (the "Common Shares") to three institutional investors. The Common Shares were issued and sold pursuant to the provisions of Regulation D promulgated by the SEC under the Securities Act. The aggregate purchase price of the Common

Shares was $2,500,000, based on a per share price of $6.25. Under the Stock Purchase Agreement pursuant to which the Common Shares were sold, the Company is obligated to file a registration statement on Form S-3 for the public resale of the Common Shares. The Stock Purchase Agreement is attached hereto as
Exhibit 4.4.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c)    Exhibits
                  3.1          Certificate of Designations of Series B
                               Convertible Preferred Stock.*

                  4.1          Registration Rights Agreement between InControl,
                               Inc. and Advantage Fund II Ltd., dated April 16,
                               1998.*

                  4.2          Registration Rights Agreement between InControl,
                               Inc. and Koch Industries, Inc., dated April 16,
                               1998.*

                  4.3          First Amendment of Rights Agreement, dated April
                               17, 1998.*

                  4.4          Stock Purchase Agreement between InControl, Inc.
                               and the investors named therein, dated April 20, 1998.*

                  10.1         Letter Agreement between Advantage Fund II Ltd.
                               and InControl, Inc., dated April 16, 1998.*

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* Previously filed

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INCONTROL, INC.



Dated:  July 1, 1998                   By /s/ PHILIP A. OKESON
                                          --------------------------
                                          Philip A. Okeson
                                          Treasurer and Secretary

                                  EXHIBIT INDEX

   Exhibit Number       Description
   --------------       -----------
        3.1          Certificate of Designations of Series B Convertible
                     Preferred Stock.*

        4.1          Registration Rights Agreement between InControl, Inc. and
                     Advantage Fund II Ltd., dated April 16, 1998.*

        4.2          Registration Rights Agreement between InControl, Inc.
                     and Koch Industries, Inc., dated April 16, 1998.*

        4.3          First Amendment of Rights Agreement, dated April 17,
                     1998.*

        4.4 Stock Purchase Agreement between InControl, Inc. and the investors named therein, dated April 20, 1998.*

       10.1          Letter Agreement between Advantage Fund II Ltd. and
                     InControl, Inc., dated April 16, 1998.*

----------
* Previously filed.